Exhibit 10.1

FIRST OMNIBUS AMENDMENT

THIS FIRST OMNIBUS AMENDMENT (this “Amendment”), dated as of December [ ], 2006, by and among CH FUNDING, LLC, a Delaware limited liability company (the “Borrower”), as the Borrower, ATLANTIC ASSET SECURITIZATION LLC, a Delaware limited liability company (“Atlantic”), as an Issuer, LA FAYETTE ASSET SECURITIZATION LLC, a Delaware limited liability company (“La Fayette”), as an Issuer, FALCON ASSET SECURITIZATION COMPANY LLC, a Delaware limited liability company (“Falcon”), as an Issuer, BARTON CAPITAL LLC, a Delaware limited liability company (“Barton”), as an Issuer, LIBERTY STREET FUNDING CORP., a Delaware corporation (“Liberty”), as an Issuer, CHARTA, LLC, a Delaware limited liability company (“CHARTA”), as an Issuer, YC SUSI TRUST, a Delaware statutory trust (“YC”), as an Issuer, CALYON NEW YORK BRANCH (“Calyon New York”), as a Bank, as the Administrative Agent and as a Managing Agent, JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as a Bank and as a Managing Agent, BANK OF AMERICA, N.A. (“Bank of America”), as a Bank and as a Managing Agent, CITIBANK, N.A. (“Citibank”), as a Bank, CITICORP NORTH AMERICA, INC. (“Citicorp”), as a Managing Agent, THE BANK OF NOVA SCOTIA (“Scotia Capital”), as a Bank and as a Managing Agent, SOCIETE GENERALE (“SG”), as a Bank and as a Managing Agent, LLOYDS TSB BANK PLC (“Lloyds”), as a Bank, and DHI MORTGAGE COMPANY, LTD., a Texas limited partnership (“DHI Mortgage”), as the Servicer (the “Servicer”) and as the Seller (the “Seller”) and U.S. BANK NATIONAL ASSOCIATION, as the Collateral Agent (“U.S. Bank”). Capitalized terms used and not otherwise defined herein are used as defined in the related Operative Documents (as defined below).

RECITALS

WHEREAS, the Servicer (then named CH Mortgage Company I, Ltd.), as the Seller, and the Borrower, as the Purchaser, entered into that certain Master Repurchase Agreement and Addendum to the Master Repurchase Agreement incorporated therein, dated as of July 9, 2002, as amended by the Second Amended and Restated Addendum to Master Repurchase Agreement, dated as of June 30, 2006 (as the same may be amended, restated, supplemented or modified from time to time, the “Repurchase Agreement”);

WHEREAS, the Borrower, the Administrative Agent and U.S. Bank entered into that certain Second Amended and Restated Collateral Agency Agreement, dated as of June 30, 2006, as amended (the “Collateral Agency Agreement”);

WHEREAS, the Borrower, Atlantic, La Fayette, Falcon, Barton, Liberty, CHARTA, YC, JPMorgan, Bank of America, Citibank, Citicorp, Scotia Capital, SG, Lloyds, Calyon New York and the Servicer, have entered into that certain Second Amended and Loan Agreement, dated as of June 30, 2006 (as the same may be amended, restated, supplemented or modified from time to time, the “Loan Agreement” and, collectively with the Repurchase Agreement, the Collateral Agency Agreement and the Security Agreement, the “Operative Documents);

WHEREAS, the parties hereto desire to further amend the Operative Documents as hereinafter set forth.

NOW, THEREFORE, the parties agree as follows:

Section 1. Amendment to Repurchase Agreement.

a. The definition of “Issuer Facility Amount” in the Repurchase Agreement is hereby deleted in its entirety and replaced with the following definition:

“Issuer Facility Amount” means (a) with respect to Atlantic and La Fayette, on an aggregate basis, $300,000,000, (b) with respect to Falcon, $100,000,000, (c) with respect to Barton, $100,000,000, (d) with respect to YC, $100,000,000, (e) with respect to CHARTA, $100,000,000 and (f) with respect to Liberty, $100,000,000. Any reduction (or termination) of the Maximum Facility Amount pursuant to the terms of this Agreement shall reduce ratably (or terminate) the Issuer Facility Amount of each Issuer.

b. The definition of “Maximum Facility Amount” in the Repurchase Agreement is hereby deleted in its entirety and replaced with the following definition:

“Maximum Facility Amount” means $800,000,000, as such amount may be reduced pursuant to Section 2.1(c) of the Loan Agreement.

Section 2. Amendment to Collateral Agency Agreement.

a. Exhibit D-1 to the Collateral Agency Agreement is hereby amended by deleting the definition of “Issuer Facility Amount” and replacing it with the following definition:

“Issuer Facility Amount” means (a) with respect to Atlantic and La Fayette, on an aggregate basis, $300,000,000, (b) with respect to Falcon, $100,000,000, (c) with respect to Barton, $100,000,000, (d) with respect to YC, $100,000,000, (e) with respect to CHARTA, $100,000,000 and (f) with respect to Liberty, $100,000,000. Any reduction (or termination) of the Maximum Facility Amount pursuant to the terms of this Agreement shall reduce ratably (or terminate) the Issuer Facility Amount of each Issuer.

b. Exhibit D-1 to the Collateral Agency Agreement is hereby amended by deleting the definition of “Maximum Facility Amount” therein and replacing it with the following definition:

“Maximum Facility Amount” means $800,000,000, as such amount may be reduced pursuant to Section 2.1(c) of the Loan Agreement.

Section 3. Amendment to Loan Agreement.

a. The definition of “Issuer Facility Amount” in the Loan Agreement is hereby deleted in its entirety and replaced with the following definition:

“Issuer Facility Amount” means (a) with respect to Atlantic and La Fayette, on an aggregate basis, $300,000,000, (b) with respect to Falcon, $100,000,000, (c) with respect to Barton, $100,000,000, (d) with respect to YC, $100,000,000, (e) with respect to CHARTA, $100,000,000 and (f) with respect to Liberty, $100,000,000. Any reduction (or termination) of the Maximum Facility Amount pursuant to the terms of this Agreement shall reduce ratably (or terminate) the Issuer Facility Amount of each Issuer.

b. The definition of “Maximum Facility Amount” in the Loan Agreement is hereby deleted in its entirety and replaced with the following definition:

“Maximum Facility Amount” means $800,000,000, as such amount may be reduced pursuant to Section 2.1(c) of this Agreement.”

c. Schedule I to the Loan Agreement is hereby deleted in its entirety and replaced with Schedule I, Bank Commitments and Percentages, attached as Annex A hereto.

Section 4. Operative Documents in Full Force and Effect as Amended.

Except as specifically amended hereby, all of the provisions of the Operative Documents and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

Section 5. Miscellaneous.

a. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall not constitute a novation of any Operative Document, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Operative Document, as amended by this Amendment, as though such terms and conditions were set forth herein.

b. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

c. This Amendment may not be amended or otherwise modified except as provided in each respective Operative Agreement.

d. This Amendment and the rights and obligations of the parties under this amendment shall be governed by, and construed in accordance with, the laws of the state of New York (without giving effect to the conflict of laws principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, which shall apply hereto).

{Signatures appear on the following pages.}

IN WITNESS WHEREOF, the parties have agreed to this Amendment and caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ADMINISTRATIVE AGENT,	CALYON NEW YORK BRANCH
AS A BANK, AND AS A
MANAGING
AGENT:	By:	/s/ ANTHONY BROWN
	Name:	Anthony Brown
	Title:	Vice President

	By:	/s/ KOSTANTINA KOURMPETIS
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

AS ISSUERS:	ATLANTIC ASSET SECURITIZATION LLC
	By:	Calyon New York Branch, as
Attorney-in-Fact

	By:	/s/ ANTHONY BROWN
	Name:	Anthony Brown
	Title:	Vice President

	By:	/s/ KOSTANTINA KOURMPETIS
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

LA FAYETTTE ASSET SECURITIZATION LLC
	By:	Calyon New York Branch, as
Attorney-in-Fact

	By:	/s/ ANTHONY BROWN
	Name:	Anthony Brown
	Title:	Vice President

	By:	/s/ KOSTANTINA KOURMPETIS
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

AS A BANK:	LLOYDS TSB BANK PLC

	By:	/s/ MICHELLE WHITE
	Name:	Michelle White
	Title:	Assistant Vice President Structured Finance W 154

	By:	/s/ DANIELA CHUN
	Name:	Daniela Chun
	Title:	Assistant Vice President Structured Finance C-031

AS A BANK AND AS A	JPMORGAN CHASE BANK, N.A.
MANAGING AGENT:
	By:	/s/ JOHN K. SVOLOS
	Name:	John K. Svolos
	Title:	Vice President

AS AN ISSUER:	FALCON ASSET SECURITIZATION COMPANY LLC
	By:	JPMorgan Chase Bank, N.A., its attorney-in-fact

	By:	/s/ JOHN K. SVOLOS
	Name:	John K. Svolos
	Title:	Vice President

AS A BANK AND AS A	BANK OF AMERICA, N.A.
MANAGING AGENT:
	By:	/s/ JEREMY GRUBB
	Name:	Jeremy Grubb
	Title:	Vice President

AS AN ISSUER:	YC SUSI TRUST
	By:	Bank of America, N.A.,
as Administrative Trustee

	By:	/s/ JEREMY GRUBB
	Name:	Jeremy Grubb
	Title:	Vice President

AS A BANK:	CITIBANK, N.A.

	By:	/s/ ARTHUR BOVINO
	Name:	Arthur Bovino
	Title:	Vice President

AS A MANAGING AGENT:	CITICORP NORTH AMERICA, INC.

	By:	/s/ ARTHUR BOVINO
	Name:	Arthur Bovino
	Title:	Vice President

AS AN ISSUER:	CHARTA, LLC
	By:	CITICORP NORTH AMERICA, INC.,
Attorney-in-Fact

	By:	/s/ ARTHUR BOVINO
	Name:	Arthur Bovino
	Title:	Vice President

AS A BANK AND AS A	THE BANK OF NOVA SCOTIA
MANAGING AGENT:
	By:	/s/ NORMAN LASI
	Name:	Norman Lasi
	Title:	Managing Director

AS AN ISSUER:	LIBERTY STREET FUNDING CORP.

	By:	/s/ BERNARD J. ANGELO
	Name:	Bernard J. Angelo
	Title:	Vice President

AS A BANK AND AS A	SOCIETE GENERALE
MANAGING AGENT:
	By:	/s/ JAMES F. AHERN
	Name:	James F. Ahern
	Title:	Managing Director

AS AN ISSUER:	BARTON CAPITAL, LLC

	By:	/s/ DORIS J. HEARN
	Name:	Doris J. Hearn
	Title:	Vice President

BORROWER:	CH FUNDING, LLC

	By:	/s/ MARK C. WINTER
	Name:	Mark C. Winter
	Title:	CFO/EVP

SERVICER:	DHI MORTGAGE COMPANY, LTD.
	By:	DHI MORTGAGE COMPANY GP, INC.,
its general partner

	By:	/s/ MARK C. WINTER
	Name:	Mark C. Winter
	Title:	CFO/EVP

COLLATERAL AGENT:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ JEANNINE L. COYNE
	Name:	Jeannine L. Coyne
	Title:	Vice President

ANNEX A

SCHEDULE I

BANK COMMITMENTS AND PERCENTAGES

Bank	Bank Commitment		Bank Commitment Percentage	Group Bank Percentage
CALYON NEW YORK BRANCH	$		%
BANK OF AMERICA, NA	$		%
JPMORGAN CHASE BANK	$		%
CITICORP NORTH AMERICA, INC	$		%
THE BANK OF NOVA SCOTIA	$		%
SOCIETE GENERALE	$		%
LLOYDS TSB BANK PLC	$		%

TOTAL		$800,000,000	100%